UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
7/31/13 (Unaudited)

COMMON STOCKS (67.7%)(a)
			Shares	Value

Aerospace and defense (2.6%)

General Dynamics Corp.			844,608	$72,078,847

Northrop Grumman Corp.			231,957	21,353,961

				93,432,808
Airlines (6.8%)

Delta Air Lines, Inc.(NON)			1,885,100	40,020,673

Japan Airlines Co., Ltd. (Japan)			2,991,900	158,899,806

United Continental Holdings, Inc.(NON)			1,429,600	49,821,560

				248,742,039
Banking (5.9%)

Capital One Financial Corp.			855,870	59,072,147

Citigroup, Inc.			1,832,300	95,536,122

JPMorgan Chase & Co.			1,087,799	60,623,038

				215,231,307
Biotechnology (1.8%)

Cubist Pharmaceuticals, Inc.(NON)			1,033,570	64,422,418

Sequenom, Inc.(NON)(S)			29,944	89,832

				64,512,250
Cable television (14.1%)

DISH Network Corp. Class A			11,546,255	515,540,286

				515,540,286
Chemicals (3.6%)

LyondellBasell Industries NV Class A			1,014,897	69,733,573

OM Group, Inc.(NON)(S)			449,300	13,869,891

W.R. Grace & Co.(NON)			633,100	48,634,742

				132,238,206
Commercial and consumer services (1.7%)

Harbinger Group, Inc.(NON)			3,588,419	28,563,815

Priceline.com, Inc.(NON)			36,200	31,699,254

				60,263,069
Computers (4.0%)

Apple, Inc.			325,200	147,153,000

				147,153,000
Conglomerates (2.7%)

Siemens AG (Germany)			894,336	97,315,610

				97,315,610
Consumer finance (1.7%)

Home Loan Servicing Solutions, Ltd. (Cayman Islands)			524,357	13,124,656

Ocwen Financial Corp.(NON)			1,062,700	50,605,774

				63,730,430
Electronics (3.4%)

L-3 Communications Holdings, Inc.			1,344,007	125,194,252

				125,194,252
Entertainment (0.1%)

Metro-Goldwyn-Mayer Studios, Inc. Class A (acquired 10/28/10, cost $1,026,629)(RES)			36,206	1,964,176

				1,964,176
Health-care services (5.2%)

Humana, Inc.			748,205	68,281,188

UnitedHealth Group, Inc.			1,670,300	121,681,355

				189,962,543
Household furniture and appliances (1.9%)

Select Comfort Corp.(NON)(AFF)			2,988,739	68,292,686

				68,292,686
Medical technology (0.2%)

MTR Gaming Group, Inc.(NON)			95,337	342,260

STAAR Surgical Co.(NON)			777,859	8,175,298

				8,517,558
Oil and gas (0.7%)

Gulfport Energy Corp.(NON)			479,302	25,498,866

				25,498,866
Pharmaceuticals (4.2%)

Biospecifics Technologies Corp.(NON)			127,031	2,094,741

Jazz Pharmaceuticals PLC(NON)			1,755,244	132,538,474

ViroPharma, Inc.(NON)			560,000	19,219,200

				153,852,415
Real estate (0.4%)

American Homes 4 Rent Class A(NON)(F)(R)			1,000,000	16,000,000

				16,000,000
Restaurants (0.3%)

AFC Enterprises(NON)			305,385	11,238,168

Famous Dave's of America, Inc.(NON)			59,800	965,770

				12,203,938
Technology services (0.6%)

Global Eagle Entertainment, Inc. (acquired 1/30/13, cost $16,777,000)(F)(RES)			1,677,700	17,077,308

Global Eagle Entertainment, Inc. **(NON)			563,409	6,372,156

				23,449,464
Telecommunications (5.8%)

EchoStar Corp. Class A(NON)			5,331,723	213,055,651

				213,055,651

Total common stocks (cost $1,936,576,881)				$2,476,150,554

CORPORATE BONDS AND NOTES (1.9%)(a)
			Principal amount	Value

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 8 7/8s, 2020			$1,000,000	$1,000,000

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			371,500	378,930

Ceridian Corp. 144A sr. unsec. notes 11s, 2021			580,000	662,650

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019			1,300,000	1,625

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021			2,460,000	2,696,775

First Data Corp. 144A company guaranty sr. unsec. notes 11 1/4s, 2021			1,365,000	1,412,775

First Data Corp. 144A company guaranty sr. unsec. notes 10 5/8s, 2021			2,500,000	2,500,000

First Data Corp. 144A company guaranty sr. unsec. sub. notes 11 3/4s, 2021			7,855,000	7,501,525

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			20,634,662	21,717,983

NII International Telecom Sarl 144A company guaranty sr. unsec. notes 11 3/8s, 2019 (Luxembourg)			1,500,000	1,646,250

NII International Telecom Sarl 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)			5,610,000	5,385,600

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017			2,725,000	2,759,063

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018			1,000,000	1,140,000

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			3,000,000	3,285,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019			4,130,000	4,470,725

Stearns Holdings, Inc. 144A bank guaranty sr. unsec. FRN notes 9 3/8s, 2020			5,041,000	5,192,230

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018			1,670,000	1,715,925

Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016(PIK)			6,747,625	7,017,530

Total corporate bonds and notes (cost $67,558,620)				$70,484,586

PREFERRED STOCKS (1.0%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			8,000	$7,924,500

LightSquared L.P. Ser. A, 9.75% pfd. (acquired 4/10/13, cost $27,890,558) (In default)(F)(NON)(RES)			25,253	27,600,032

Total preferred stocks (cost $35,694,308)				$35,524,532

SENIOR LOANS (0.9%)(a)(c)
			Principal amount	Value

Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C, 7 1/4s, 2018			$1,691,500	$1,725,859

Altisource Solutions SARL bank term loan FRN 5 3/4s, 2019 (Luxembourg)			4,987,469	5,024,875

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.443s, 2018			5,011,312	4,435,908

Fortescue Metals Group, Ltd. bank term loan FRN Class B, 5 1/4s, 2017 (Australia)			4,163,538	4,192,682

Home Loan Servicing Solutions, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020 (Cayman Islands)			2,000,000	2,015,000

Mach Gen, LLC bank term loan FRN 7.78s, 2015(PIK)			5,361,095	3,390,893

Ocwen Financial Corp. bank term loan FRN Ser. B, 5s, 2018			498,750	504,569

Travelport, LLC bank term loan FRN 9 1/2s, 2016			7,139,270	7,344,524

Travelport, LLC bank term loan FRN 6 1/4s, 2019			4,364,166	4,360,893

Total senior loans (cost $33,402,060)				$32,995,203

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.	5/13/16	$11.50	859,187	$1,632,455

Total warrants (cost $1,168,800)				$1,632,455

SHORT-TERM INVESTMENTS (32.3%)(a)
			Principal amount/shares	Value

Federal Home Loan Bank unsec. discount notes with an effective yield of 0.05%, October 18, 2013			$35,000,000	$34,997,725

Federal Home Loan Bank unsec. discount notes with an effective yield of 0.04%, September 27, 2013			36,000,000	35,997,720

Federal Home Loan Mortgage Corp. unsec. discount notes with an effective yield of 0.05%, November 6, 2013			35,000,000	34,996,220

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.05%, October 9, 2013			39,908,000	39,905,685

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, October 23, 2013			40,514,000	40,511,205

Putnam Cash Collateral Pool, LLC 0.13%(d)		shares	4,005,375	4,005,375

Putnam Money Market Liquidity Fund 0.05%(AFF)		shares	151,150,220	151,150,220

Putnam Short Term Investment Fund 0.02%(AFF)		shares	221,225,755	221,225,755

Interest in $175,000,000 joint tri-party repurchase agreement dated 7/31/13 with Goldman Sach & Co. due 8/1/13 - maturity value of $30,467,068 for an effective yield of 0.08% (collateralized by various mortgage backed securities with a coupon rate of 3.00% and a due date of 11/15/42, valued at $178,500,001)			$30,467,000	30,467,000

Interest in $268,301,000 joint tri-party repurchase agreement dated 7/31/13 with RBC Capital Markets, LLC due 8/1/13 - maturity value of $67,788,132 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from 2.50% to 4.00% and due dates ranging from 4/1/28 to 1/1/42, valued at $273,667,553)			67,788,000	67,788,000

Interest in $206,607,000 joint tri-party repurchase agreement dated 7/31/13 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 8/1/13 - maturity value of $65,382,127 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from 1.01% to 7.80% and due dates ranging from 12/1/17 to 12/1/47, valued at $210,739,141)			65,382,000	65,382,000

U.S. Treasury Bills with an effective yield of 0.16%, August 22, 2013(SEG)			25,000,000	24,997,613

U.S. Treasury Bills with an effective yield of 0.13%, January 9, 2014(SEG)			20,000,000	19,994,180

U.S. Treasury Bills with an effective yield of 0.12%, December 12, 2013			20,000,000	19,996,680

U.S. Treasury Bills with an effective yield of 0.11%, July 24, 2014(SEGSF)			35,000,000	34,961,815

U.S. Treasury Bills with an effective yield of 0.11%, March 6, 2014			26,000,000	25,989,028

U.S. Treasury Bills with an effective yield of 0.11%, November 14, 2013			20,000,000	19,997,820

U.S. Treasury Bills with an effective yield of 0.10%, May 1, 2014			25,000,000	24,985,300

U.S. Treasury Bills with an effective yield of 0.10%, April 3, 2014			30,000,000	29,985,720

U.S. Treasury Bills with an effective yield of 0.09%, May 29, 2014			35,000,000	34,978,055

U.S. Treasury Bills with an effective yield of 0.09%, February 6, 2014(SEG)			25,000,000	24,990,800

U.S. Treasury Bills with an effective yield of 0.09%, December 26, 2013			30,000,000	29,992,650

U.S. Treasury Bills with an effective yield of 0.08%, October 10, 2013			30,000,000	29,998,410

U.S. Treasury Bills with an effective yield of 0.08%, October 3, 2013			25,000,000	24,998,700

U.S. Treasury Bills with an effective yield of 0.07%, October 24, 2013			25,000,000	24,998,250

U.S. Treasury Bills with an effective yield of 0.07%, October 17, 2013			25,000,000	24,998,675

U.S. Treasury Bills with an effective yield of 0.07%, September 19, 2013			25,000,000	24,997,618

U.S. Treasury Bills with an effective yield of 0.03%, November 7, 2013			35,000,000	34,996,185

Total short-term investments (cost $1,182,221,186)				$1,182,284,404

TOTAL INVESTMENTS

Total investments (cost $3,256,621,855)(b)				$3,799,071,734

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $140,766,459) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Barclays Bank PLC
	Japanese Yen	Sell	8/22/13	$142,489,106	$140,766,459	$(1,722,647)

Total						$(1,722,647)

FUTURES CONTRACTS OUTSTANDING at 7/31/13 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index E-Mini (Long)	3,409	$286,441,225	Sep-13	$13,041,130
U.S. Treasury Note 10 yr (Short)	33	4,172,438	Sep-13	93,265

Total				$13,134,395

Key to holding's abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2013 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,659,228,044.
(b)	The aggregate identified cost on a tax basis is $3,258,065,013, resulting in gross unrealized appreciation and depreciation of $546,732,150 and $5,725,429, respectively, or net unrealized appreciation of $541,006,721.
(NON)	Non-income-producing security.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $46,641,516, or 1.3% of net assets.
**	On 1/30/13, the non-restricted holdings of Global Eagle Entertainment, Inc. were as follows:
	Holding	Type	Shares	Value

	Global Eagle Entertainment, Inc.	Common Stock	208,500	$ 2,076,660
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership, or with companies in which the fund owned at least 5% of the voting securities, were as follows:
	Name of affiliates	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$—	$151,150,220	$—	$16,239	$151,150,220
	Putnam Short Term Investment Fund *	213,143,066	213,769,570	205,686,881	11,671	221,225,755
	Select Comfort Corp.	63,421,042	—	—	—	68,292,686
	Totals	$276,564,108	$364,919,790	$205,686,881	$27,910	$440,668,661
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $3,890,327.
The fund received cash collateral of $4,005,375, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $5,684,847 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Futures contracts: The fund used futures contracts to hedge interest rate risk.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,722,647 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,641,193.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$132,238,206	$—	$—
Capital goods	93,432,808	—	—
Communication services	728,595,937	—	—
Conglomerates	—	97,315,610	—
Consumer cyclicals	128,898,015	1,964,176	—
Consumer staples	12,203,938	—	—
Energy	25,498,866	—	—
Financials	278,961,737	16,000,000	—
Health care	416,502,506	—	—
Technology	278,719,408	17,077,308	—
Transportation	248,742,039	—	—
Total common stocks	2,343,793,460	132,357,094	—
Corporate bonds and notes	—	70,484,586	—
Preferred stocks	—	7,924,500	27,600,032
Senior loans	—	32,995,203	—
Warrants	1,632,455	—	—
Short-term investments	372,375,975	809,908,429	—

Totals by level	$2,717,801,890	$1,053,669,812	$27,600,032

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,722,647)	$—
Futures contracts	13,134,395	—	—

Totals by level	$13,134,395	$(1,722,647)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$—	$1,722,647
Equity contracts	14,673,585	—
Interest rate contracts	93,265	—

Total	$14,766,850	$1,722,647

The average volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows:
Futures contracts (number of contracts)	2,500
Forward currency contracts (contract amount)	$142,600,000
Warrants (number of warrants)	859,187

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 27, 2013

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 27, 2013